Exhibit 10.13

EXECUTION VERSION

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 30, 2026 (the “Amendment Date”), among ASP BDC LEV FACILITATION LLC, a Delaware limited liability company, as the borrower (the “Borrower”), ADAMS STREET CREDIT SOLUTIONS FUND, a Delaware statutory trust, as the servicer (in such capacity, the “Servicer”), the equityholder (in such capacity, the “Equityholder”) and the seller (in such capacity, the “Seller”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”) and each of the lenders from time to time party to the Loan and Security Agreement (as defined below) (together with their respective successors and assigns in such capacity, each a “Lender,” and collectively, the “Lenders”);

WHEREAS, the Borrower, the Servicer, the Seller, the Equityholder, the Administrative Agent, the Lenders and Computershare Trust Company, N.A., as the Collateral Agent are party to the Loan and Security Agreement, dated as of August 6, 2024 (as amended from time to time, the “Loan and Security Agreement”); and

WHEREAS, the Borrower, the Servicer, the Administrative Agent and the Lenders desire to amend the Loan and Security Agreement, in accordance with Section 12.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement (as amended by this Amendment).

ARTICLE II

Amendments

SECTION 2.1. As of the date of this Amendment, the Loan and Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan and Security Agreement attached as Appendix A hereto.

ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower hereby represents and warrants to the Administrative Agent and the Lender that, as of the Amendment Date, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment shall become effective as of the date hereof upon the satisfaction of each of the following conditions:

(a) the execution and delivery of this Amendment by each party hereto;

(b) the Administrative Agent’s receipt of a legal opinion of Winston & Strawn LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request;

(c) payment of all fees due and owing to the Administrative Agent on or prior to the date hereof; and

(d) the Administrative Agent’s receipt of a good standing certificate for the Borrower issued by the applicable official body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

ASP BDC LEV FACILITATION LLC

By:	/s/ Eric R. Mansell
	Name:	Eric R. Mansell
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Loan and Security Agreement]

SERVICER, SELLER, AND EQUITYHOLDER:

ADAMS STREET CREDIT SOLUTIONS FUND

By:	/s/ Eric R. Mansell
	Name:	Eric R. Mansell
	Title:	Authorized Officer

[Signature Page to Fifth Amendment to Loan and Security Agreement]

THE ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent

By:	/s/ R. Beale Pope
	Name:	R. Beale Pope
	Title:	Managing Director

[Signature Page to Fifth Amendment to Loan and Security Agreement]

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ R. Beale Pope
	Name:	R. Beale Pope
	Title:	Managing Director

[Signature Page to Fifth Amendment to Loan and Security Agreement]

APPENDIX A

EXECUTION VERSION

Conformed through ~~Fourth~~Fifth Amendment, dated as of ~~January 29~~March 30, 2026

$100,000,000

LOAN AND SECURITY AGREEMENT

by and among

ADAMS STREET CREDIT SOLUTIONS FUND (F/K/A ADAMS STREET PRIVATE CREDIT BDC, LLC),

(Servicer, Equityholder and Seller)

ASP BDC LEV FACILITATION LLC,

(Borrower)

EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO,

(Lenders)

WELLS FARGO BANK, NATIONAL ASSOCIATION,

(Administrative Agent)

and

COMPUTERSHARE TRUST COMPANY, N.A.,

(Collateral Agent)

Dated as of August 6, 2024

Sanctions, including those listed on OFAC’s Specially Designated Nationals (SDN) and Blocked Persons List and OFAC’s Consolidated Non-SDN List; (b) a legal entity that is a Sanctions target based on the ownership or control of such legal entity by Sanctioned Person(s); or (c) the target of or subject to any territorial or country-based Sanctions program.

“Scheduled Payment”: Each scheduled payment of principal and/or interest required to be made by an Obligor on the related Loan, as adjusted pursuant to the terms of the related Underlying Instruments, if applicable.

“Scheduled Reinvestment Period End Date”: ~~April~~May 6, 2026.

“SEC”: The Securities and Exchange Commission or any successor Governmental Authority.

“Second Amendment Closing Date”: August 5, 2025.

“Second Lien Loan”: A Loan that (i) does not satisfy each requirement set forth in the definition of “First Lien Loan” or “First Lien Last Out Loan,” (ii) is secured by a pledge of collateral, which security interest is validly perfected and second priority under Applicable Law (subject to Permitted Liens), (iii) is pari passu or subordinated to in right of payment with the Indebtedness of the holders of the first priority security interest (other than following an event of default) and (iv) pursuant to an intercreditor or subordination agreement between the Borrower (or applicable agent) and the holder of the first priority Lien (or applicable agent) over the Underlying Assets, the amount of Indebtedness secured by such first priority Lien is limited (in terms of aggregate dollar amount or percent of outstanding principal or both); provided that, if the Lien to which such Loan is subordinated (x) secures a small working capital or asset-based loan and (y) covers only assets whose overall value do not constitute a material portion of the overall value of the applicable Underlying Assets (including any applicable stock pledge), in each case as determined by the Administrative Agent in its sole discretion, then such Loan shall be a First Lien Last Out Loan for all purposes hereunder.

“Secured Party”: (i) Each Lender, (ii) the Administrative Agent, (iii) the Collateral Agent and (iv) the Securities Intermediary.

“Securities Account”: The meaning specified in Section 8-501(a) of the UCC. “Securities Account Control Agreement”: The Account Control Agreement, dated as of the date hereof, among the Borrower, the Collateral Agent and the Securities Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time.

“Securities Intermediary”: Computershare Trust Company, N.A., or any subsequent (i) Clearing Corporation; or (ii) Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity, agreeing to act in such capacity pursuant to the Securities Account Control Agreement.

“Security Certificate”: The meaning specified in Section 8-102(a)(16) of the UCC.